State Street Research Global Resources Fund
                                   a series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1995

                       (As supplemented November 17,1995)

                                TABLE OF CONTENTS
                                                                            Page
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS ...........................    2

ADDITIONAL INFORMATION CONCERNING
CERTAIN INVESTMENT TECHNIQUES .............................................    5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS ...........................   15

RATING CATEGORIES OF DEBT SECURITIES ......................................   18

TRUSTEES AND OFFICERS .....................................................   21

INVESTMENT ADVISORY SERVICES ..............................................   27

PURCHASE AND REDEMPTION OF SHARES .........................................   28

NET ASSET VALUE ...........................................................   30

PORTFOLIO TRANSACTIONS ....................................................   31

CERTAIN TAX MATTERS .......................................................   33

DISTRIBUTION OF SHARES OF THE FUND ........................................   35

CALCULATION OF PERFORMANCE DATA ...........................................   39

CUSTODIAN .................................................................   42

INDEPENDENT ACCOUNTANTS ...................................................   42

FINANCIAL STATEMENTS ......................................................   42

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Global Resources Fund (the "Fund") dated November 1, 1995, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285S-951101(1296) SSR-LD                         EG-879D-1195
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              ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

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         (6)      not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

          (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a

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                  mixed-ownership Government corporation, (c) securities of
                  issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities

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                  of such issuer, when combined, own more than 5% of the
                  securities of such issuer taken at market;

         (7) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not listed on the New York or American Stock Exchange more than 2% of its total assets, in each case taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (8) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (9) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to exemptive rules or regulations under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days.

         The Fund has undertaken with a state securities authority that, pursuant to clause (7) above, for so long as the Fund's shares are required to be registered in that state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

                                        5

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Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each

                                        6

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short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity or fixed

                                        7

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income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security or other asset. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

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         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security or other asset rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its investments or the investments which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

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Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as

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collateral in an amount equal to at least 100% of the current market value of the loaned security plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities in which the Fund is authorized to invest. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of the Fund. Such loans may be terminated at any time. The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Rule 144A Securities

         The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified

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period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

        The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The

Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications, grouped by sectors, are currently used:


Basic Industries                        Consumer Staple                     Science & Technology
----------------                        ---------------                     --------------------
Chemical                                Business Service                    Aerospace
Diversified                             Container                           Computer Software & Service
Electrical Equipment                    Drug                                Electronic Equipment
Forest Products                         Food & Beverage                     Office Equipment
Machinery                               Hospital Supply
Metal & Mining                          Personal Care
Railroad                                Printing & Publishing
Truckers                                Tobacco

Utility                                 Energy                              Consumer Cyclical
-------                                 ------                              -----------------
Electric                                Oil                                 Airline
Natural Gas                             Oil Service                         Automotive
Telephone                                                                   Building
                                                                            Hotel & Restaurant
                                                                            Photography
                                                                            Recreation
                                                                            Retail Trade
                                                                            Textile & Apparel
Miscellaneous                           Finance
-------------                           -------
                                        Bank
                                        Financial Service
                                        Insurance

Other Investment Limitations

         The Fund may invest up to 10% of its total assets in shares of other investment companies as described herein under "Additional Investment Policies and Restrictions." Such investments may involve the payment of duplicative management or other fees. To mitigate such duplication, however, the Investment Manager has agreed to waive up to the full amount of its investment advisory fee with respect to investments, if any, in other open-end investment companies; the amount of such waived fee will be deemed to be a reduction in management fees or an assumption of expenses relating to the Fund as described under "Table of Expenses" in the Prospectus.

         The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         Debt securities and short term investments acquired by the Fund may include the following:

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

 (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

 (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

 (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) to finance short-term credit needs issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or Prime by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of corporate bond and debenture ratings of Standard & Poor's Corporation ("S&P"):

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of corporate bond and debenture ratings of Moody's Investors Service, Inc. ("Moody's"):

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 44. His principal occupation is Executive Vice President, Treasurer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of the Investment Manager. During the past five years he has also served as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company

------------------
* or + see footnotes on page 23

Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 63. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 71. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 57. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board,

------------------
* or + see footnotes on page 23

President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 70. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

------------------

         +Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, MetLife - State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street
Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

         As of July 31, 1995, the Trustees and officers of the Trust as a group owned approximately 1.2% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

         Also as of July 31, 1995, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                                   %
                           -----------                                  ---
Class A                    Merrill Lynch                                22.6

Class B                    Merrill Lynch                                11.5

Class C                    United States Trust Company                  86.0

Class D                    Metropolitan Life                            19.7
                           Merrill Lynch                                 7.4
                           P.A. Spitalieri                               5.5
                           PaineWebber                                  13.8

         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080

United States Trust Company (a)(b)
770 Broadway
New York, New York  10003

Metropolitan Life Insurance Company (c)
One Madison Avenue
New York, New York  10010

P.A. Spitalieri
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

PaineWebber, Incorporated (a)
1285 Avenue of the Americas
New York, New York  10019

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) United States Trust Company holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(c) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

         During the fiscal year ended June 30, 1995, the Trustees were compensated as follows:


-------------------------------------------------------------------------------------------------------------------

                                                                                      Total
                                                                                  Compensation
                                             Aggregate                           From Trust and
        Name of                            Compensation                           Complex Paid
        Trustee                            From Trust(a)                         to Trustees(b)
-------------------------------------------------------------------------------------------------------------------

Edward M. Lamont                          $    10,300                             $     58,446
Robert A. Lawrence                        $    10,300                             $     86,110
Dean O. Morton                            $    11,500                             $     95,360
Thomas L. Phillips                        $    10,500                             $     65,560
Toby Rosenblatt                           $    10,300                             $     58,446
Michael S. Scott Morton                   $    12,300                             $     96,510
Ralph F. Verni                            $         0                             $          0
Jeptha H. Wade                            $    10,500                             $     65,860

(a) Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund's investment advisory fee prior to the assumption of fees or expenses was $177,220, $281,318 and $284,926, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $80,236, $360,878 and $307,559, respectively.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain benefit plans such as qualified retirement plans, other than individual retirement accounts and self-employed retirement plans, which meet criteria relating to level of assets, number of participants, service agreements, or similar factors; banks and insurance companies; endowment funds of nonprofit organizations with substantial minimum assets; and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended June 30, 1994 and 1995 were 30.98% and 62.94%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1994 was significantly lower than that for the previous fiscal year because there was less volatility in the natural gas markets, thereby leading to fewer changes in portfolio strategy; and also because there were fewer redemptions of Fund shares which allowed the Investment Manager to hold portfolio securities longer, as additional cash was not needed to meet redemption requests.

         Conversely, the Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1995 was significantly higher than that for the previous fiscal year because of opposite forces, namely, more volatility in the natural gas markets, thereby leading to more changes in portfolio strategy, and more redemptions of Fund shares which required the Investment Manager to liquidate portfolio securities.

Brokerage Allocation

         The Fund and the Investment Manager seek the best overall execution of purchase or sale orders and the most favorable net price in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with which the Fund may do business. Decisions with respect to the market in which the transaction is to be completed, and to the allocation of orders among brokers or dealers, are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to the performance, integrity and financial responsibility of the various firms as well as to their demonstrated execution experience and capability generally and in regard to particular markets or securities and, in agency transactions, to the competitiveness of the commission rates (or in principal transactions of the net prices) they charge. The Investment Manager keeps current as to the range of rates or prices charged by various firms and against this background evaluates the reasonableness of a commission or price charged with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm.

         When it appears that a number of firms can satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Among such other services are the supplying of supplemental investment research, general economic and political information, analytical and statistical data, relevant market information and daily market quotations for computation of net asset value. In this connection it should be noted that a substantial portion of brokerage commissions paid, or principal transactions entered, by the Fund may be with brokers and investment banking firms which, in the normal course of business, publish statistical, research and other material which is received by the Investment Manager and which may or may not prove useful to the Investment Manager, the Fund or other clients of the Investment Manager.

         Neither the Fund nor the Investment Manager has any definite agreements with any firm as to the amount of business which that firm may expect to receive for services supplied or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of business. These understandings are honored to the extent possible in accordance with the policy set forth above. Neither the Fund nor the Investment Manager intends to pay a firm in excess of that which another would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid $73,056, $99,253 and
$149,770, respectively, in brokerage commissions. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         Occasions may arise when the Investment Manager determines that an investment in a particular security, or the disposition of a particular security, is simultaneously a proper investment decision for the Fund as well as for the portfolio of one or more of its other clients. In this event, a purchase or sale, as the case may be, of any such security on any given day will be normally averaged as to price and allocated as to amount among the several clients in a manner deemed equitable to each client.

         On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares of the Fund would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Equity Trust (formerly, MetLife - State Street Equity Trust) is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund (formerly, MetLife - State Street Research Capital Appreciation Fund, MetLife - State Street Research Equity Investment Fund, MetLife - State Street Research Equity Income Fund and State Street Research Global

Energy Fund, respectively). The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1993, 1994 and 1995, total sales charges on Class A shares paid to the Distributor amounted to approximately $223,639, $218,494 and $93,586, respectively. For the same periods, the Distributor retained $33,002, $25,672 and $10,670, respectively, after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission on the shares sold. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares and paid initial commissions to securities dealers for sales of such Class A, Class B and Class D shares as follows:

                                                                                         June 1, 1993
                                                                                         (commencement
                                                                                        of share class
                      Fiscal Year                       Fiscal Year                    designations) to
                  Ended June 30, 1995               Ended June 30, 1994                  June 30, 1993
            -------------------------------   -------------------------------  -----------------------

            Contingent        Commissions      Contingent       Commissions      Contingent       Commissions
             Deferred           Paid to         Deferred          Paid to         Deferred          Paid to
           Sales Charges        Dealers       Sales Charges       Dealers       Sales Charges       Dealers
           -------------      -----------     -------------     -----------     -------------     -----------
Class A      $21,450                $0               $0                $0              $0               $0

Class B      $36,122           $29,957           $8,308          $163,664              $0          $15,233

Class D       $1,185                $0             $310          $ 15,955              $0             $502

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1995, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class A                    Class B                 Class D
                                              -------                    -------                 -------

Advertising                                  $  5,671                    $     0                 $ 1,338

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                   1,810                          0                     427

Compensation to dealers                        82,408                     64,359                  11,751

Compensation to sales
 personnel                                     16,914                          0                   3,990

Interest                                            0                          0                       0

Carrying or other
 financing charges                                  0                          0                       0

Other expenses; marketing; general             13,185                          0                   3,110
                                           ----------                 ----------              ----------

Total fees                                   $119,988                    $64,359                 $20,616
                                           ==========                  =========               =========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                           Rule 12b-1 Fees                                        Sales Charges
         ---------------------------------------------------           ---------------------------------
         Current
Class    Amount                     Period

   A     0.25%             0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                           0.25% thereafter

   B     1.00%             0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                           June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                           performance for periods after June 1,       respectively
                           1993

   C     None              0.50% until June 1, 1993;                   None
                           0% thereafter

   D     1.00%             0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                           June 1, 1993 to present; fee will reduce    deferred sales charge
                           performance for periods after June 1,
                           1993

         All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return

         The Fund's average annual total return ("standard total return") of each class of shares was as follows:

                         Commencement of
                           Operations              Five Years                      One Year
                         (March 2, 1990)              Ended                          Ended
                        to June 30, 1995          June 30, 1995                  June 30, 1995
                        ----------------          -------------                  -------------
                       With        Without     With            Without        With         Without
                      Subsidy      Subsidy    Subsidy          Subsidy       Subsidy       Subsidy
                      -------      -------    -------          -------       -------       -------
    Class A          -0.40%        -1.01%      0.80%           0.16%         -1.92%        -2.95%
    Class B           0.26%        -0.40%      1.13%           0.43%         -2.88%        -3.96%
    Class C           0.63%        -0.06%      1.91%           1.19%          3.11%         2.03%
    Class D           0.24%        -0.40%      1.49%           0.82%          1.12%         0.04%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                       P(1+T)(n) = ERV

Where:  P     =        a hypothetical initial payment of $1,000

        T     =        average annual total return

        n     =        number of years

        ERV   =        ending redeemable value at the end of the designated
                       period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended
June 30, 1995 without taking sales charges into account, were as follows:

                    With                Without
                   Subsidy              Subsidy
                   ------               ------

Class A             13.22%               12.62%
Class B             12.85%               12.25%
Class C             13.40%               12.80%
Class D             12.86%               12.26%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended June 30, 1995:

STATE STREET RESEARCH GLOBAL RESOURCES FUND

INVESTMENT PORTFOLIO
June 30, 1995
                                                                    Value
                                                Shares             (Note 1)
                                             --------------   ----------------
EQUITY SECURITIES 98.6%
Basic Industries 5.3%
Metal & Mining 5.3%
Aber Resources, Ltd.*                            40,000          $   287,500
Crown Resources Corp.*                          100,000              462,500
Cyprus Amax Minerals Co.                          5,000              142,500
DeBeers Consolidated Mines Ltd. ADR               1,000               25,875
Dia Met Minerals Ltd. Cl. A*                      5,000               47,324
Dia Met Minerals Ltd. Cl. B*                     20,000              196,578
Gibraltar Mines Ltd.*                            30,000              144,703
Magma Copper Co. Cl. B*                          15,000              243,750
Southernera Resources Ltd.*                      80,000              267,929
TVX Gold, Inc.*                                  30,000              217,500
                                                              ----------------
                                                                   2,036,159
                                                              ----------------
Total Basic Industries                                             2,036,159
                                                              ----------------
Energy 84.6%
Oil 60.8%
Abacan Resource Corp.*                          129,900              392,490
Ballistic Energy Corp.*                          80,000              458,682
Basin Exploration, Inc.*                         55,200              327,750
Belden & Blake Corp.*                            30,000              487,500
Tom Brown, Inc.*                                100,000            1,487,500
CS Resources Ltd.*                              200,000            1,201,311
Coda Energy, Inc.*                               75,000              515,625
Crystal Oil Corp.*                               41,600            1,279,200
Discovery West Corp.*                            70,000              203,859
Edisto Resources Corp.*                          25,000              181,250
Forest Oil Corp.*                               150,000              243,750
Fortune Petroleum Corp.*                         75,000              173,438
Garnet Resources Corp.*                          60,000              135,000
Gerrity Oil & Gas Co.*                          110,000              371,250
Global Natural Resources Inc.*                  165,500            1,779,125
Intensity Resources, Ltd.*                      270,400              600,451
Inverness Petroleum Ltd.*                        98,967              531,403
Louisiana Land & Exploration Co.                  5,000              199,375
Morgan Hydrocarbons, Inc.*                      300,000              873,680
Nuevo Energy Co.*                                70,000            1,408,750
Optima Petroleum Corp.*                          46,700              113,831
Oryx Energy Co.*                                 39,700              545,875
Phoenix Resource Cos., Inc.                      95,900            3,044,825
Plains Resources, Inc.*                         120,000            1,050,000
Ranchmens Resources Ltd.*                        60,000              196,578
Ranger Oil Ltd.*                                250,000            1,562,500
Oil (cont'd)
Richland Petroleum Corp.*                        40,000          $   269,385
Summit Resources Ltd.                            60,600              716,964
Swift Energy Co.*                                53,110              484,629
Tatham Offshore, Inc.*                          100,000              350,000
Tipperary Corp.*                                 20,700              120,319
Ulster Petroleum Ltd.*                          275,000            1,001,092
United Meridian Corp.*                           22,800              353,400
Wascana Energy, Inc.*                            50,000              432,290
Clayton Williams Energy, Inc.*                   40,000              120,000
XCL Ltd.*                                       117,200               95,225
                                                              ----------------
                                                                  23,308,302
                                                              ----------------
Oil Service 23.8%
Atwood Oceanics, Inc.*                            4,100               65,856
BJ Services Co.*                                 38,000              864,500
Dawson Geophysical Co.*                          20,000              235,000
Dreco Energy Services Ltd.*                      30,000              435,000
Energy Ventures, Inc.*                           57,600            1,036,800
Ensco International, Inc.*                       40,000              635,000
Grant Geophysical, Inc.*                         70,000              148,750
Landmark Graphics Corp.*                         15,000              382,500
J. Ray McDermott S.A.*                            6,800              150,450
Nabors Industries, Inc.*                         67,200              554,400
Noble Drilling Corp.*                           175,000            1,290,625
Nowsco Well Service Ltd.                        100,000              975,000
Oceaneering International, Inc.*                 25,600              227,200
Pool Energy Services Co.*                        70,000              577,500
Rowan Companies, Inc.*                           50,000              406,250
Solid State Geophysical, Inc.*                    9,500               40,635
TMBR/Sharp Drilling, Inc.*                       50,000              346,875
Tesco Corp.*                                     50,000              107,390
Tuboscope Vetco International Corp.*             75,000              478,125
Unit Corp.*                                      50,000              181,250
                                                              ----------------
                                                                   9,139,106
                                                              ----------------
Total Energy                                                      32,447,408
                                                              ----------------
Utility 8.7%
Natural Gas 8.7%
ENSERCH Corp.                                    80,000            1,370,000
TransTexas Gas Corp.*                           129,500            1,958,687
                                                              ----------------
                                                                   3,328,687
                                                              ----------------
Total Utility                                                      3,328,687
                                                              ----------------
Total Equity Securities (Cost
$34,815,947)                                                      37,812,254
                                                              ----------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

                                  Principal       Maturity          Value
                                    Amount          Date           (Note 1)
                                 ------------   ------------     -------------
SHORT-TERM OBLIGATIONS 2.9%
American Express Credit
  Corp., 5.85%                     $398,000       7/5/1995       $   398,000
American Express Credit
  Corp., 5.80%                      152,000       7/6/1995           152,000
Ford Motor Credit Co., 5.92%        566,000       7/3/1995           566,000
                                                                 -------------
Total Short-Term Obligations (Cost $1,116,000)                     1,116,000
                                                                 -------------
Total Investments (Cost $35,931,947)--101.5%                      38,928,254
Cash and Other Assets, Less Liabilities--(1.5)%                     (569,266)
                                                                 -------------
Net Assets--100.0%                                               $38,358,988
                                                                 =============
Federal Income Tax Information:

At June 30, 1995, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $36,019,398 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost             $ 8,104,767
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (5,195,911)
                                                                 -------------
                                                                 $ 2,908,856
                                                                 =============
* Nonincome-producing securities
ADR stands for American Depositary Receipt, representing ownership of foreign securities.
Diversification of Equity Securities and Short-Term Obligations at June 30, 1995 (as a percentage of net assets) was United States 80.2%, Canada 19.7% and South Africa 0.1%.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

Assets
Investments, at value (Cost $35,931,947) (Note 1)     $38,928,254
Cash                                                        1,884
Receivable for fund shares sold                            74,499
Receivable from Distributor (Note 3)                       10,907
Dividends and interest receivable                           4,470
Other assets                                                1,630
                                                      ------------
                                                       39,021,644
Liabilities
Payable for securities purchased                          310,240
Payable for fund shares redeemed                          149,085
Accrued transfer agent and shareholder services
  (Note 2)                                                 89,605
Accrued management fee (Note 2)                            25,738
Accrued distribution fee (Note 5)                          14,402
Accrued trustees' fees (Note 2)                             4,507
Other accrued expenses                                     69,079
                                                      ------------
                                                          662,656
                                                      ------------
Net Assets                                            $38,358,988
                                                      ============
Net Assets consist of:
 Unrealized appreciation of investments               $ 2,996,307
 Accumulated net realized loss                         (4,928,307)
 Shares of beneficial interest                         40,290,988
                                                      ------------
                                                      $38,358,988
                                                      ============
Net Asset Value and redemption price per share of
  Class A shares ($25,691,662 / 2,112,869 shares of
  beneficial interest)                                      $12.16
                                                      ============
Maximum Offering Price per share of Class A shares
  ($12.16 / .955)                                           $12.73
                                                      ============
Net Asset Value and offering price per share of
  Class B shares ($7,029,514 / 584,193 shares of
  beneficial interest)*                                     $12.03
                                                      ============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($3,287,790 /
  267,853 shares of beneficial interest)                    $12.27
                                                      ============
Net Asset Value and offering price per share of
  Class D shares ($2,350,022 / 195,480 shares of
  beneficial interest)*                                     $12.02
                                                      ============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS
For the year ended June 30, 1995

Investment Income
Dividends, net of foreign taxes of $7,810               $    94,420
Interest                                                     36,910
                                                        ------------
                                                            131,330
Expenses
Transfer agent and shareholder services (Note 2)            303,332
Management fee (Note 2)                                     284,926
Custodian fee                                                71,781
Registration fees                                            48,427
Reports to shareholders                                      33,122
Audit fee                                                    30,449
Distribution fee--Class A (Note 5)                          119,988
Distribution fee--Class B (Note 5)                           64,359
Distribution fee--Class D (Note 5)                           20,616
Amortization of organization costs (Note 1)                  15,762
Trustees' fees (Note 2)                                      14,971
Legal fees                                                    3,579
Miscellaneous                                                 7,035
                                                        ------------
                                                          1,018,347
Expenses borne by the Distributor (Note 3)                 (307,559)
                                                        ------------
                                                            710,788
                                                        ------------
Net investment loss                                        (579,458)
                                                        ------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investments (Notes 1 and 4)         (1,268,036)
Net unrealized appreciation of investments                2,488,313
                                                        ------------
Net gain on investments                                   1,220,277
                                                        ------------
Net increase in net assets resulting from operations    $   640,819
                                                        ============
STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended June 30
                                      1995           1994
 ------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss               $  (579,458)   $  (566,197)
Net realized loss on
  investments and foreign
  currency*                        (1,268,036)       (93,001)
Net unrealized appreciation
  (depreciation) of investments     2,488,313     (3,484,508)
                                   -----------   ------------
Net increase (decrease)
  resulting from operations           640,819     (4,143,706)
                                   -----------   ------------
Net increase (decrease) from
  fund share transactions
  (Note 7)                         (2,185,277)     8,751,694
                                   -----------   ------------
Total increase (decrease) in
  net assets                       (1,544,458)     4,607,988
Net Assets
Beginning of year                  39,903,446     35,295,458
                                   -----------   ------------
End of year                       $38,358,988    $39,903,446
                                   ===========   ============
* Net realized loss for
  Federal income tax purposes
  (Note 1)                        $(1,203,874)   $  (760,656)
                                   ===========   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1995

Note 1

State Street Research Global Resources Fund, formerly State Street Research Global Energy Fund (the "Fund"), is a series of MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, MetLife-State Street Research Capital Appreciation Fund, MetLife-State Street Research Equity Income Fund and MetLife-State Street Research Equity Investment Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Prior to March 10, 1995, Class A shares paid annual distribution and service fees of 0.50% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class.
The Trustees declare separate dividends on each class of shares

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At June 30, 1995, the Fund had a capital loss carryforward of $4,210,961 available, to the extent provided in regulations, to offset future capital gains, if any, of which $278,720, $1,767,752, $199,959, $760,656 and $1,203,874 expire on June 30,
1999, 2000, 2001, 2002 and 2003, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1993 through June 30, 1994, the Fund incurred net capital losses of $649,003 and it has deferred and treated such losses as arising in the fiscal year ending June 30, 1995. From November 1, 1994 through June 30, 1995, the Fund incurred net capital losses of approximately $630,000 and it intends to defer and treat such losses as arising in the fiscal year ending June 30, 1996.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1995, the fees pursuant to such agreement amounted to $284,926.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1995, the amount of such shareholder servicing and account maintenance expenses was $72,518.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,971 during the year ended June 30, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $307,559.

Note 4

For the year ended June 30, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $23,450,521 and $26,659,165, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. Prior to March 10, 1995, the Fund paid annual distribution fees of 0.25% of average daily net assets for Class A shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1995, fees pursuant to such plan amounted to $119,988, $64,359 and $20,616 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $10,670 and $24,466, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1995, and that MetLife Securities, Inc. earned commissions aggregating $29,957 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $21,450, $36,122 and $1,185 on redemptions of Class A, Class B and Class D shares, respectively, during the same period.

Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1995, Metropolitan owned 38,491 Class D shares and the Distributor owned one Class A share of the Fund.

Share transactions were as follows:

                                            Year ended June 30
                          -------------------------------------------------------
                                    1995                          1994
                          -------------------------   ---------------------------
Class A                    Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------
Shares sold               2,514,296   $ 28,346,425     2,293,708     $ 27,669,872
Shares repurchased       (2,992,842)   (33,679,131)   (2,182,001)     (26,635,350)
                          ----------    -----------    ----------   -------------
Net increase
(decrease)                 (478,546)  $ (5,332,706)      111,707     $  1,034,522
                          ==========    ===========    ==========   =============
Class B                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 314,583   $  3,497,941       652,256     $  7,742,089
Shares repurchased         (267,978)    (3,006,916)     (192,274)      (2,299,142)
                          ----------    -----------    ----------   -------------
Net increase                 46,605   $    491,025       459,982     $  5,442,947
                          ==========    ===========    ==========   =============
Class C                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 280,275   $  3,409,713       137,750     $  1,700,753
Shares repurchased          (93,086)    (1,092,177)      (67,902)        (824,239)
                          ----------    -----------    ----------   -------------
Net increase                187,189   $  2,317,536        69,848     $    876,514
                          ==========    ===========    ==========   =============
Class D                    Shares        Amount         Shares          Amount
---------------------------------------------------------------------------------
Shares sold                 108,958   $  1,239,952       176,812     $  2,112,870
Shares repurchased          (77,489)      (901,084)      (56,352)        (715,159)
                          ----------    -----------    ----------   -------------
Net increase                 31,469   $    338,868       120,460     $  1,397,711
                          ==========    ===========    ==========   =============

STATE STREET RESEARCH GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                             Class A                                        Class B
                                       ----------------------------------------------------    ---------------------------------
                                                                                                                       June 1,
                                                                                                                        1993
                                                                                                                   (Commencement
                                                                                                                      of Share
                                                                                                                        Class
                                                                                                                   Designations)
                                                        Year ended June 30                     Year ended June 30        to
                                       ----------------------------------------------------    ------------------     June 30,
                                        1995**     1994**      1993       1992       1991      1995**     1994**        1993
                                       -----------------------------------------------------------------------------------------
Net asset value, beginning of year      $11.84     $13.51      $8.02      $9.12      $11.23    $11.78      $13.51      $12.99
Net investment income (loss)*             (.16)      (.17)      (.13)      (.12)        .03      (.23)       (.23)       (.02)
Net realized and unrealized gain
  (loss) on investments                    .48      (1.50)      5.62       (.98)      (2.07)      .48       (1.50)        .54
Distribution from net realized
  gains                                     --         --         --         --        (.06)       --          --          --
Dividends from net investment
  income                                    --         --         --         --        (.01)       --          --          --
                                        -------    -------    -------    -------    -------    -------    -------     -----------

Net asset value, end of year            $12.16     $11.84     $13.51      $8.02       $9.12    $12.03      $11.78      $13.51
                                        =======    =======    =======    =======    =======    =======    =======     ===========

Total return                              2.70%+   (12.36)%+   68.45%+   (12.06)%+   (18.28)%+   2.12%+    (12.81)%+     4.00%++
Net assets at end of year (000s)       $25,692    $30,679    $33,513    $19,227     $29,760    $7,030      $6,333      $1,048
Ratio of operating expenses to
  average net assets*                     1.75%      1.75%      1.75%      1.75%       1.75%     2.33%       2.25%       2.25%+++

Ratio of net investment income
  (loss) to average net assets           (1.41)%    (1.46)%    (1.44)%    (1.16%)      0.25%    (1.98)%     (1.93)%     (1.98)%+++
Portfolio turnover rate                  62.94%     30.98%     61.00%     47.09%     108.18%    62.94%      30.98%      61.00%
*Reflects voluntary assumption of
  fees or expenses per share in each
  year (Note 3).                        $  .09    $   .11     $  .03    $   .05     $   .03    $  .09      $  .14      $  .00

                                                           Class C                                     Class D
                                           ---------------------------------------     -----------------------------------------
                                                                         June 1,
                                                                           1993                                    June 1, 1993
                                                                     (Commencement                                (Commencement
                                                                            of                                          of
                                                                       Share Class                                  Share Class
                                                                     Designations)                                Designations)
                                             Year ended June 30             to          Year ended June 30              to
                                            -------------------           June 30,      ------------------            June 30,
                                            1995**         1994**          1993         1995**        1994**           1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $11.90        $13.52         $12.99        $11.77         $13.51         $12.99
Net investment loss*                           (.11)         (.15)          (.00)         (.23)          (.23)          (.02)
Net realized and unrealized gain (loss)
  on investments                                .48         (1.47)           .53           .48          (1.51)           .54
                                          -----------    -----------   -----------    -----------   -----------     ------------
Net asset value, end of year                 $12.27        $11.90         $13.52        $12.02         $11.77         $13.51
                                          ===========    ===========   ===========    ===========   ===========     ============
Total return                                   3.11%+      (11.98)%+        4.08%++       2.12%+       (12.88)%+        4.00%++
Net assets at end of year (000s)             $3,288          $960           $146        $2,350         $1,931           $588
Ratio of operating expenses to average
  net assets*                                  1.33%         1.25%          1.25%++       2.33%          2.25%          2.25%+++
Ratio of net investment loss to average
  net assets*                                 (1.01)%       (0.95)%        (1.05)%++     (1.99)%        (1.94)%        (2.00)%+++

Portfolio turnover rate                       62.94%        30.98%         61.00%        62.94%         30.98%         61.00%
*Reflects voluntary assumption of fees
 or expenses per share in each year
 (Note 3).                                   $  .08        $  .16         $  .00        $  .09         $  .13         $  .00

**Per share figures have been calculated using the average shares method.

+++Annualized

+Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of MetLife-State Street
Equity Trust and the Shareholders of
State Street Research Global Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (formerly State Street Research Global Energy Fund) (a series of MetLife-State Street Equity Trust, hereafter referred to as the "Trust") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
August 4, 1995

STATE STREET RESEARCH GLOBAL RESOURCES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Global Resources Fund (formerly Global Energy Fund) underperformed the average for Lipper Analytical Services' natural resources fund category for the 12 months ended June 30, 1995 (does not reflect sales charge). The sharp drop in natural gas prices caused Fund performance to decline. Historically, the Fund's performance has been closely linked to natural gas and oil prices.

Currently, the Fund has substantial holdings in small-capitalization stocks, which typically experience greater price fluctuation than larger stocks. Generally, we target stocks that offer long-term growth, low debt levels, and attractive valuations.

Our oil holdings focus on small exploration companies. Oil service stocks represent nearly 25% of the portfolio. This percentage is lower than in the past because of mergers and acquisitions among the many small oil service companies. We took advantage of sharp price declines and added to our natural gas holdings late in 1994.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects up to a maximum 4.5% front-end sales charge or 5% contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and subsequent performance reflects annual 12b-1 fees of 1%. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

                  Comparison Of Change In Value Of A $10,000
                     Investment In State Street Research
                    Global Resources Fund and The S&P 500

[line chart] Class A Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
-1.92%/-2.95%           +0.80%/+0.16%         -0.40%/-1.01%

                               Global                    S&P
3/90                          $ 9,550                $10,000
6/90                            8,982                 10,913
6/91                            7,339                 11,720
6/92                            6,454                 13,290
6/93                           10,872                 15,101
6/94                            9,528                 15,313
6/95                            9,786                 19,299

[line chart] Class B Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
-2.88%/-3.96%           +1.13%/+0.43%         +0.26%/-0.40%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,385                 15,101
6/94                            9,927                 15,313
6/95                           10,137                 19,299

[line chart] Class C Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
+3.11%/+2.03%           +1.91%/+1.19%         +0.63%/-0.06%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,393                 15,101
6/94                           10,028                 15,313
6/95                           10,340                 19,299

[line chart] Class D Shares

                    Average Annual Total Return
1 Year                  5 Years               Life of Fund
+1.12%/+0.04%           +1.49%/+0.82%         +0.24%/-0.40%

                               Global                    S&P
3/90                          $10,000                $10,000
6/90                            9,405                 10,913
6/91                            7,685                 11,720
6/92                            6,758                 13,290
6/93                           11,385                 15,101
6/94                            9,918                 15,313
6/95                           10,129                 19,299

[legend for line charts]
solid line = Global Resources Fund
broken rule = S&P 500